Exhibit 99.1

McEwen Mining Announces Measured & Indicated Resources

Grew by 38% at El Gallo 1 Mine In Mexico

TORONTO, ONTARIO - (July 17, 2013) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce an updated resource estimate for the El Gallo 1 mine in Sinaloa State, Mexico.

El Gallo 1 Mine Resource Estimate Highlights

•                  Measured and Indicated gold resources grew by 38% to 691,523 ounces (13.9 million tonnes at 1.54 gpt) after mining depletion. Gold grades increased by 3% to 1.54 gpt.

•                  Plans to expand the El Gallo 1 mine’s process facilities by 50% to 4,500 tonnes per day for an estimated cost of $5 million are underway.

•                  Two exploration core drills are operating at the mine to test for extensions of the known resource and the new Twin Domes discovery (Announced April 2, 2013 - excluded from this resource estimate).

•                  Updated El Gallo 2 resource to be released in early August.

El Gallo 1 Mine/Twin Domes Discovery:

The El Gallo 1 mine poured its first bar of gold in September 2012 and declared commercial production on January 1, 2013. The mine is forecasted to produce 27,300 ounces of gold this year and ramp-up to 75,000 ounces of gold by 2016, after completing an expansion that is expected to increase throughput from 3,000 to 4,500 tonnes per day for an estimated $5 million. The expansion is expected to be operational by mid-2014.

Measured and Indicated Resources increased at the mine by 38% after mining depletion at Dec 31, 2012. Gold grades for the Measured and Indicated categories also increased by 3% to 1.54 gpt. The increase in resource size and grade is based on a cut-off grade of 0.3 gpt gold, which is unchanged from the prior estimate.

The increase in Measured and Indicated Resources is due to 1) the discovery of the Central Zone and 2) the conversion of Inferred Resources at San Dimas (Please see Figure 1 for location of resources). Currently two core drills are operating at the mine. Drilling is focused on further expanding the Central Zone, identifying parallel zones, establishing an initial resource for Twin Domes and testing exploration targets at the mine. Four column tests have been completed on Twin Domes mineralization using the same operating parameters as the mine. The tests have averaged 80% recovery for gold. This indicates that the Twin Domes mineralization could potentially be processed at the El Gallo 1 mine.

A comparison between the new and previously reported resource estimates for the El Gallo 1 mine are shown in Table 1. A breakdown of the new resource estimate by zone is shown in Table 2. Table 3a highlights the whole El Gallo 1 resource estimate at different cut-off grades. Table 3b provides the same detail by zones.

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Figure 1: El Gallo 1 Mine - Resource Areas

July 2013

Process Plant
Samaniego
San Rafael
Lupita
Central
Sagrado
San Dimas
Legend
Project Location
Resource Outline
0 0.5
Km
0 0.5
Miles
N
EL GALLO COMPLEX
EL GALLO 2
TWIN DOMES DISCOVERY
EL GALLO 1 MINE (Heap Leach)
0 10
Km
N
0 10
Miles

Table 1. El Gallo 1 Mine Resource Estimate Comparison

	July 2013 Estimate			September 2012 Estimate
	(Cut-off 0.3 gpt)			(Cut-off 0.3 gpt)
	Tonnes	Gold Grade	Gold	Tonnes	Gold Grade	Gold
	(‘000)	(gpt)	(oz)	(‘000)	(gpt)	(oz)
Measured	10,257	1.62	533,622	6,962	1.59	354,887
Indicated	3,680	1.33	157,901	3,435	1.34	147,580
Measured + Indicated	13,938	1.54	691,523	10,397	1.5	502,466
Inferred	437	0.85	11,933	223	1.14	8,167

Table 2. El Gallo 1 Mine Resource Estimate by Zone

	July 2013 Estimate
	(Cut-off 0.3 gpt)
	Tonnes	Gold Grade	Gold
Zone Name	(‘000)	(gpt)	(oz)
Samaniego/SanRafael
Measured	5,725	1.74	319,381
Indicated	1,184	1.25	47,705
Measured + Indicated	6,909	1.65	367,086
Inferred	119	0.94	3,574
Lupita/Central
Measured	2,909	1.65	153,946
Indicated	2,147	1.45	100,289
Measured + Indicated	5,056	1.56	254,235
Inferred	312	0.82	8,224
Sagrado Corazon
Measured	999	1.13	36,193
Indicated	276	0.91	8,073
Measured + Indicated	1,276	1.08	44,266
Inferred	7	0.61	134
San Dimas
Measured	497	1.04	16,538
Indicated	73	0.78	1,833
Measured + Indicated	570	1.00	18,371
Inferred	0.04	0.49	1
Tailings
Measured	128	1.84	7,563
Indicated	—	—	—
Measured + Indicated	128	1.84	7,563
Inferred	—	—	—

Table 3a.  El Gallo 1 Mine Resource Estimate Summary

El Gallo 1 Resource Summary Table

Cut-off Grade		Measured			Indicated			M&I			Inferred			MI&I
Au gpt	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces
0.0	17,923,399	0.98	567,164	9,343,446	0.60	178,776	27,266,845	0.85	745,940	1,549,928	0.31	15,696	28,816,772	0.82	761,636
0.1	14,483,676	1.20	559,719	6,450,568	0.84	173,711	20,934,244	1.09	733,430	914,340	0.49	14,475	21,848,584	1.06	747,905
0.2	12,082,779	1.41	548,256	4,596,333	1.12	165,157	16,679,112	1.33	713,412	559,313	0.72	12,887	17,238,425	1.31	726,299
0.3	10,257,290	1.62	533,622	3,680,612	1.33	157,901	13,937,902	1.54	691,523	437,342	0.85	11,933	14,375,244	1.52	703,455
0.4	8,791,058	1.83	517,111	3,056,763	1.54	150,915	11,847,822	1.75	668,026	359,888	0.96	11,056	12,207,710	1.73	679,082
0.5	7,696,450	2.03	501,293	2,575,554	1.74	143,961	10,272,005	1.95	645,254	278,470	1.10	9,878	10,550,475	1.93	655,131
0.6	6,865,040	2.20	486,561	2,221,696	1.93	137,700	9,086,735	2.14	624,261	222,685	1.24	8,886	9,309,420	2.12	633,148
0.8	5,592,005	2.55	458,045	1,706,410	2.30	126,128	7,298,416	2.49	584,172	141,810	1.55	7,085	7,440,225	2.47	591,257
1.0	4,621,166	2.89	430,047	1,332,702	2.69	115,367	5,953,868	2.85	545,414	91,187	1.92	5,625	6,045,056	2.84	551,039
1.5	3,128,822	3.69	371,046	828,227	3.59	95,509	3,957,049	3.67	466,554	41,242	2.82	3,745	3,998,291	3.66	470,299
2.0	2,296,763	4.40	324,731	602,777	4.29	83,083	2,899,540	4.37	407,814	23,899	3.65	2,807	2,923,439	4.37	410,621

Table 3b.  El Gallo 1 Mine Resource Estimate by Zones

Samaniego/San Rafael Resource Summary Table

Cut-off Grade		Measured			Indicated			M&I			Inferred			MI&I
Au gpt	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces
0.0	7,414,934	1.38	329,788	1,565,772	1.00	50,186	8,980,706	1.32	379,974	165,171	0.72	3,844	9,145,877	1.31	383,818
0.1	7,189,789	1.42	329,298	1,535,255	1.02	50,110	8,725,044	1.35	379,408	159,228	0.75	3,827	8,884,272	1.34	383,235
0.2	6,516,706	1.56	325,874	1,367,577	1.12	49,214	7,884,283	1.48	375,087	132,261	0.87	3,685	8,016,544	1.47	378,772
0.3	5,724,899	1.74	319,381	1,183,686	1.25	47,705	6,908,585	1.65	367,086	118,738	0.94	3,574	7,027,323	1.64	370,660
0.4	4,982,995	1.94	310,934	979,129	1.44	45,389	5,962,124	1.86	356,323	95,929	1.07	3,312	6,058,053	1.85	359,635
0.5	4,424,662	2.13	302,833	824,971	1.63	43,143	5,249,633	2.05	345,976	73,406	1.27	2,987	5,323,039	2.04	348,963
0.6	3,991,356	2.30	295,131	698,957	1.82	40,894	4,690,314	2.23	336,025	55,275	1.50	2,666	4,745,589	2.22	338,691
0.8	3,284,561	2.64	279,235	515,658	2.22	36,789	3,800,219	2.59	316,024	35,230	1.96	2,221	3,835,449	2.58	318,245
1.0	2,754,756	2.98	263,897	405,046	2.58	33,582	3,159,802	2.93	297,479	26,720	2.30	1,976	3,186,522	2.92	299,455
1.5	1,920,192	3.74	230,915	258,366	3.35	27,831	2,178,558	3.69	258,746	17,515	2.87	1,617	2,196,073	3.69	260,363
2.0	1,465,106	4.36	205,512	193,932	3.89	24,250	1,659,038	4.31	229,763	10,782	3.61	1,251	1,669,820	4.30	231,013

Lupita / Central Resource Summary Table

Cut-off Grade		Measured			Indicated			M&I			Inferred			MI&I
Au gpt	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces
0.0	8,279,053	0.65	172,030	7,326,088	0.50	118,029	15,605,140	0.58	290,059	1,376,187	0.26	11,705	16,981,328	0.55	301,764
0.1	5,254,521	0.99	167,267	4,478,536	0.79	113,071	9,733,057	0.90	280,338	746,543	0.44	10,502	10,479,599	0.86	290,840
0.2	3,692,168	1.35	160,083	2,819,664	1.16	105,560	6,511,833	1.27	265,644	419,031	0.67	9,057	6,930,863	1.23	274,701
0.3	2,908,612	1.65	153,946	2,147,239	1.45	100,289	5,055,851	1.56	254,235	311,700	0.82	8,224	5,367,551	1.52	262,459
0.4	2,445,407	1.89	148,805	1,787,300	1.68	96,286	4,232,707	1.80	245,091	259,675	0.91	7,638	4,492,382	1.75	252,728
0.5	2,125,233	2.11	144,207	1,519,162	1.89	92,430	3,644,395	2.02	236,637	201,131	1.05	6,789	3,845,526	1.97	243,426
0.6	1,881,081	2.31	139,910	1,335,965	2.08	89,204	3,217,045	2.22	229,115	164,770	1.16	6,141	3,381,816	2.16	235,255
0.8	1,534,512	2.68	132,167	1,054,204	2.45	82,876	2,588,716	2.58	215,043	104,448	1.43	4,796	2,693,163	2.54	219,839
1.0	1,233,072	3.11	123,485	829,256	2.87	76,419	2,062,328	3.01	199,904	63,147	1.78	3,606	2,125,475	2.98	203,509
1.5	825,751	4.05	107,529	529,272	3.80	64,578	1,355,023	3.95	172,107	23,726	2.79	2,127	1,378,749	3.93	174,234
2.0	617,981	4.83	96,056	390,393	4.54	56,966	1,008,374	4.72	153,022	13,117	3.69	1,556	1,021,490	4.71	154,578

Sagrado Corazon Resource Summary Table

Cut-off Grade		Measured			Indicated			M&I			Inferred			MI&I
Au gpt	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces
0.0	1,334,663	0.89	38,299	340,929	0.78	8,531	1,675,592	0.87	46,830	8,528	0.53	146	1,684,120	0.87	46,976
0.1	1,294,644	0.92	38,228	337,457	0.79	8,522	1,632,100	0.89	46,751	8,528	0.53	146	1,640,628	0.89	46,897
0.2	1,178,848	0.99	37,628	321,173	0.82	8,433	1,500,021	0.96	46,061	7,980	0.56	144	1,508,001	0.95	46,205
0.3	999,135	1.13	36,193	276,422	0.91	8,073	1,275,557	1.08	44,266	6,863	0.61	134	1,282,420	1.08	44,400
0.4	817,797	1.30	34,172	227,063	1.03	7,520	1,044,860	1.24	41,692	4,244	0.78	106	1,049,104	1.24	41,798
0.5	678,774	1.47	32,180	186,840	1.16	6,946	865,613	1.41	39,126	3,919	0.80	101	869,532	1.40	39,227
0.6	582,247	1.63	30,458	157,033	1.27	6,420	739,280	1.55	36,878	2,640	0.94	80	741,920	1.55	36,958
0.8	427,142	1.97	27,014	115,633	1.47	5,474	542,775	1.86	32,488	2,132	0.98	68	544,907	1.86	32,556
1.0	337,052	2.26	24,449	82,496	1.70	4,519	419,548	2.15	28,968	1,320	1.03	44	420,868	2.14	29,012
1.5	193,724	3.01	18,763	31,208	2.51	2,514	224,932	2.94	21,278	—	0.00	—	224,932	2.94	21,278
2.0	112,994	3.90	14,185	15,106	3.33	1,616	128,100	3.84	15,801	—	0.00	—	128,100	3.84	15,801

San Dimas Resource Summary Table

Cut-off Grade		Measured			Indicated			M&I			Inferred			MI&I
Au gpt	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces
0.0	766,819	0.79	19,483	110,658	0.57	2,031	877,477	0.76	21,514	41	0.49	1	877,518	0.76	21,515
0.1	616,794	0.88	17,363	99,320	0.63	2,007	716,114	0.84	19,370	41	0.49	1	716,156	0.84	19,370
0.2	567,127	0.94	17,107	87,920	0.69	1,950	655,047	0.90	19,057	41	0.49	1	655,088	0.90	19,058
0.3	496,715	1.04	16,538	73,265	0.78	1,833	569,980	1.00	18,371	41	0.49	1	570,021	1.00	18,372
0.4	417,118	1.17	15,639	63,272	0.85	1,720	480,389	1.12	17,359	41	0.49	1	480,431	1.12	17,360
0.5	340,228	1.33	14,514	44,582	1.01	1,442	384,810	1.29	15,957	14	0.51	0	384,824	1.29	15,957
0.6	282,802	1.49	13,504	29,741	1.24	1,182	312,542	1.46	14,686	—	0.00	—	312,542	1.46	14,686
0.8	220,263	1.71	12,118	20,915	1.47	988	241,178	1.69	13,107	—	0.00	—	241,178	1.69	13,107
1.0	174,039	1.93	10,803	15,904	1.66	848	189,943	1.91	11,650	—	0.00	—	189,943	1.91	11,650
1.5	103,117	2.39	7,930	9,381	1.94	586	112,497	2.35	8,516	—	0.00	—	112,497	2.35	8,516
2.0	62,319	2.86	5,725	3,346	2.34	251	65,665	2.83	5,977	—	0.00	—	65,665	2.83	5,977

Tailings Resource Summary Table

Cut-off Grade		Measured			Indicated			M&I			Inferred			MI&I
Au gpt	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces	tonnes	grade	ounces
0.0	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563
0.1	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563
0.2	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563
0.3	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563	—	0.00	—	127,929	1.84	7,563
0.4	127,741	1.84	7,561	—	0.00	—	127,741	1.84	7,561	—	0.00	—	127,741	1.84	7,561
0.5	127,554	1.84	7,558	—	0.00	—	127,554	1.84	7,558	—	0.00	—	127,554	1.84	7,558
0.6	127,554	1.84	7,558	—	0.00	—	127,554	1.84	7,558	—	0.00	—	127,554	1.84	7,558
0.8	125,527	1.86	7,511	—	0.00	—	125,527	1.86	7,511	—	0.00	—	125,527	1.86	7,511
1.0	122,248	1.89	7,413	—	0.00	—	122,248	1.89	7,413	—	0.00	—	122,248	1.89	7,413
1.5	86,040	2.14	5,908	—	0.00	—	86,040	2.14	5,908	—	0.00	—	86,040	2.14	5,908
2.0	38,363	2.64	3,253	—	0.00	—	38,363	2.64	3,253	—	0.00	—	38,363	2.64	3,253

Details on the parameters used to calculate the resource estimates are as follows:

•             The resource estimation was based on data from 1,110 holes comprising a total of 132,318 meters of drilling completed by mid-June 2013. The effective date of the resource estimate is July 5, 2013.

•             There were a total of 83,985 samples assayed. The samples were assayed by ALS Laboratory Group for gold, silver and 32 other elements. Gold was assayed by fire assay with atomic absorption finish; over-limit intervals were analyzed by fire assay with gravimetric finish.

•             All of the block model grades at the El Gallo 1 mine were interpolated using an Inverse Distance method, except for the San Dimas portion of the resource. The San Dimas resource was estimated using ordinary Kriging. Different methods were used in order to generate resource estimates that are believed to be the most representative of each resource within the El Gallo 1 mine.

•             All Mineral Resources were estimated by McEwen Mining using the CIM (Canadian Institute of Mining) Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions.

•             Mineral resources, which are not mineral reserves, do not have demonstrated economic viability.

•             The quantity and grade of reported Inferred resources are uncertain in nature and there has been insufficient exploration to classify these Inferred resources as Measured or Indicated, and it is uncertain if further exploration will result in upgrading them to a Measured or Indicated category.

•             At Samaniego one composite was capped at 24 gpt gold. A total of two composites were capped at 40 gpt gold for the Lupita-Central area. The San Dimas resource area had three composites capped at 8 gpt gold.

•             Density values for all resources were 2.6 t/m3.

•             In order to determine mining depletion, topography as of December 31, 2012 was used.

In order to determine “prospect of economic extraction” the following parameters were used:

•             Due to the recent gold price volatility McEwen Mining used a 90-day trailing average, which equaled US$1,425/oz.

•             Mining costs for mineralized material and waste were estimated at $1.65 per tonne based on current operations at the El Gallo 1 mine.

•             Gold heap leaching costs were estimated at $6.50 per tonne based on current processing costs at the El Gallo 1 mine.

•             Gold recovery of 70% was based on metallurgical tests and actual recoveries from the El Gallo 1 mine.

•             Open pit resources were deemed to be from surface to a maximum depth of 250 meters.

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by creating a profitable, mid-tier gold/silver producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo 1 mine and El Gallo project in Sinaloa, Mexico; the Gold Bar project in Nevada, US and the Los Azules Copper project in San Juan, Argentina.

McEwen Mining has 297 million shares issued and outstanding. Rob McEwen, Chairman, President and Chief Owner, owns 25% of the shares of the Company. As of July 15, 2013, McEwen Mining had cash and liquid assets of approximately US$40 million and is debt free.

TECHNICAL INFORMATION AND RISKS

This news release has been reviewed and approved by Luke Willis, P.Geo, McEwen Mining’s Director, Resource Modeling and a Qualified Person in accordance with Canadian Securities Administrators National Instruments 43-101 “Standards of Disclosure for Mineral Projects” (“NI 43-101”). Resources for the El Gallo 1 mine was prepared by Luke Willis and John Read CPG, Senior Geological Consultant to McEwen Mining. Mr. Willis and Mr. Read are not considered independent of the Company.

John Read has visited the mine on numerous occasions and most recently during June 2013. Luke Willis last visited the mine during January 2013. Both Mr. Read and Mr. Willis have reviewed the resource model, the drill hole database and QA/QC for verification of gold grades. Site visits data review and QA/QC revealed no issues of concern regarding the resource estimate.  For further general information about the El Gallo complex, please see “El Gallo Complex Phase 2 Project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico” with an effective date of September 10, 2012. The report was prepared by Stanley Timler, P.E., John Read, C.P.G., Michael Hester, FAusIMM, Dawn Garcia, P.G., C.P.G., Richard Kehmeier C.P.G., Brian Hartman, P.Geo, Aaron McMahon, P.G. all of whom, but John Read, are considered independent of the Company as defined in Section 1.5 of NI 43-101. The foregoing is available under the corporation’s profile on SEDAR (www.sedar.com). The Corporation will be filing an updated NI 43-101 technical report incorporating the above resource update will be filed on SEDAR within 45 days.

There are significant risks and uncertainty associated with commencing production or changing production plans without a feasibility, pre-feasibility or scoping study. The proposed expansion to El Gallo Phase 1 has not and may not be explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the expansion of all or part of this project.

CAUTIONARY NOTE TO US INVESTORS

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101,

McEwen Mining reports Measured, Indicated and Inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of Measured resources and Indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of Measured or Indicated resources will ever be converted into economically mineable reserves. The estimation of Inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Sheena Scotland Investor Relations Tel: (647) 258-0395 ext 410 Toll Free: (866) 441-0690 Fax: (647) 258-0408 Facebook: facebook.com/mcewenrob Twitter: twitter.com/mcewenmining	Mailing Address 181 Bay Street Suite 4750 Toronto, ON M5J 2T3 PO box 792 E-mail: info@mcewenmining.com